TARGET ASSET ALLOCATION FUNDS

Target Conservative Allocation Fund

Target Moderate Allocation Fund

Target Growth Allocation Fund

Supplement dated July 31, 2008

To Prospectuses and Statement of Additional Information dated September 28, 2007

Scott Blasdell has joined Raffaele Zingone and Terance Chen, as a portfolio manager for the portion of the large capitalization value equity segment of each of Target Conservative Allocation Fund, Target Moderate Allocation Fund and Target Growth Allocation Fund (the Funds) subadvised by JPMorgan Investment Management Inc. (JPMorgan).

To further reflect this change, the section of the Prospectus entitled “How the Funds Are Managed – Subadvisers and Portfolio Managers” is amended by substituting the following new portfolio manager discussion to replace the existing portfolio manager discussion pertaining to JPMorgan:

Raffaele Zingone, Terance Chen and Scott Blasdell are primarily responsible for the day-to-day management of the portion of the large-cap value equity segments of the Funds managed by JPMorgan.

Mr. Zingone, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. He joined JPMorgan in 1991.

Mr. Chen, Vice President of JPMorgan, is a portfolio manager in the U.S. Equity Group. He joined JPMorgan in 1994.

Scott W. Blasdell, Managing Director, is a senior portfolio manager in the JPMorgan US Equity Group. An employee since 1999, Scott was the lead portfolio manager of JPMorgan's highly successful REIT strategies from 2001 until April 2008. In April, he transitioned to the structured equity team where he will focus on our research enhanced index (REI) strategies. Prior to JPMorgan, he worked at Merrill Lynch Asset Management and Wellington Management, both as an analyst and as a portfolio manager for value and REITs. Scott earned a B.A. in economics from Williams College and an M.B.A. from the Wharton School of the University of Pennsylvania. He is a CFA charterholder.

The table entitled “Portfolio Manager Starting Service Dates” appearing at the end of the section of the Prospectus entitled “How the Funds Are Managed—Subadvisers and Portfolio Managers” is hereby amended by adding Mr. Blasdell to the JPMorgan portion of the table, and denoting July 2008 as his starting service date.

The section of Part I of the Statement of Additional Information entitled “Management & Advisory Arrangements – Additional Information About the Portfolio Managers – Other Accounts and Ownership of Fund Securities” is amended by adding to the tables for each of the Funds the following information pertaining to Mr. Blasdell. Information pertaining to Mr. Blasdell is furnished as of July 31, 2008:

Conservative Allocation Fund
Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Scott Blasdell	4 registered investment companies with $1,423 million in total assets under management*	-	1 other account with $206 million in total assets under management*	None

Moderate Allocation Fund

Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Scott Blasdell	4 registered investment companies with $1,396 million in total assets under management*	-	1 other account with $206 million in total assets under management*	None

Growth Allocation Fund

Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Ownership of Fund Securities
Scott Blasdell	4 registered investment companies with $1,395 million in total assets under management*	-	1 other account with $206 million in total assets under management*	None

*Assets-under-management figures are current as of June 30, 2008

LR00226